Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: June 30, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: August 9, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Accounting Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended June 30, 2010

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	June 30, 2010	June 30, 2010	June 30, 2010	Ended June 30, 2010
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$8,862	$127,907	$136,769	$2,005,528
Tenant recoveries	2,527	61,167	63,694	898,202
Overage rents	184	2,231	2,415	53,127
Land sales	53,643	—	53,643	61,715
Management fees and other corporate revenues	990	—	990	11,852
Other	881	4,540	5,421	80,163

Total revenues	67,087	195,845	262,932	3,110,587

Expenses:
Real estate taxes	1,495	18,463	19,958	287,870
Property maintenance costs	740	7,052	7,792	123,981
Marketing	132	1,605	1,737	34,715
Ground and other rents	405	778	1,183	17,204
Other property operating costs	3,204	32,564	35,768	513,381
Land sales operations	50,831	—	50,831	132,148
Provision for doubtful accounts	320	826	1,146	27,720
Property management and other costs	5,153	8,727	13,880	121,380
General and administrative	(32)	19	(13)	60,619
Provisions for impairment	20	19,716	19,736	830,328
Depreciation and amortization	4,539	44,408	48,947	724,835

Total expenses	66,807	134,158	200,965	2,874,181

Operating income	280	61,687	61,967	236,406

Interest (expense) income, net	(31,487)	(32,286)	(63,773)	(1,379,559)

Income (loss) before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(31,207)	29,401	(1,806)	(1,143,153)
Provision for income taxes	(11,231)	(179)	(11,410)	(22,119)
Equity in income of Real Estate Affiliates	22,021	—	22,021	118,376
Reorganization items	(1,854)	(36,583)	(38,437)	155,491

Net loss	(22,271)	(7,361)	(29,632)	(891,405)
Allocation to noncontrolling interests	(536)	—	(536)	5,677

Net loss attributable to common stockholders	$(22,807)	$(7,361)	$(30,168)	$(885,728)

Basic and Diluted Loss Per Share:	$(0.07)	$(0.02)	$(0.09)	$(2.82)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive (Loss) Income, Net:
Net loss attributable to common stockholders	$(22,807)	$(7,361)	$(30,168)	$(885,728)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,727	—	1,727	23,666
Accrued pension adjustment	(103)	—	(103)	743
Foreign currency translation	(404)	—	(404)	39,655
Unrealized (losses) gains on available-for-sale securities	(3)	—	(3)	83

Other comprehensive income, net	1,217	—	1,217	64,147

Comprehensive loss attributable to common stockholders	$(21,590)	$(7,361)	$(28,951)	$(821,581)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined All
	Entities as of	Entities as of	Debtors as of
	June 30, 2010	June 30, 2010	June 30, 2010
	(Dollars in thousands)
Assets:
Investment in real estate:
Land	$216,426	$2,687,209	$2,903,635
Buildings and equipment	1,070,844	17,791,747	18,862,591
Less accumulated depreciation	(271,039)	(3,709,663)	(3,980,702)
Developments in progress	249,894	122,173	372,067

Net property and equipment	1,266,125	16,891,466	18,157,591
Investment in and loans to/from Unconsolidated Real Estate Affiliates	376,711	6,403	383,114
Investment property and property held for development and sale	1,344,361	—	1,344,361
Investment in controlled non-debtor entities	3,811,563	58,889	3,870,452

Net investment in real estate	6,798,760	16,956,758	23,755,518
Cash and cash equivalents	495,204	5,606	500,810
Accounts and notes receivable, net	20,547	289,042	309,589
Goodwill	199,664	—	199,664
Deferred expenses, net	35,543	161,307	196,850
Prepaid expenses and other assets	271,581	297,296	568,877

Total assets	$7,821,299	$17,710,009	$25,531,308

Liabilities and Equity:
Mortgages, notes and loans payable	$408,031	$13,807,692	$14,215,723
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,552	—	32,552
Deferred tax liabilities	831,438	—	831,438
Accounts payable and accrued expenses	666,811	450,354	1,117,165

Liabilities not subject to compromise	1,938,832	14,258,046	16,196,878
Liabilities subject to compromise	7,669,762	186,495	7,856,257

Total liabilities	9,608,594	14,444,541	24,053,135

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	97,851	—	97,851

Total redeemable noncontrolling interests	218,607	—	218,607

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,842,829 shares issued as of June 30, 2010	3,188	—	3,188
Additional paid-in capital	4,364,054	(592,887)	3,771,167
Retained earnings (accumulated deficit)	(6,311,802)	3,858,343	(2,453,459)
Accumulated other comprehensive loss	(687)	12	(675)
Less common stock in treasury, at cost, 1,449,939 shares as of June 30, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(2,021,999)	3,265,468	1,243,469
Noncontrolling interests in consolidated real estate affiliates	16,097	—	16,097

Total equity	(2,005,902)	3,265,468	1,259,566

Total liabilities and equity	$7,821,299	$17,710,009	$25,531,308

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May 2009 MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption; and covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management, cash collateral, alternative dispute resolution, settlement of pre-petition mechanics liens and department store transactions.
On May 14, 2009, the Bankruptcy Court issued an order authorizing certain of the Debtors to enter into a Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, UBS AG, Stamford Branch, as agent, and the lenders party thereto (the “DIP Facility”).
The DIP Facility, which closed on May 15, 2009, provided for an aggregate commitment of $400.0 million (the “DIP Term Loan”), which was used to refinance the $215.0 million remaining balance on the short-term secured loan and the remainder of which has been used to provide additional liquidity to the Debtors during the pendency of their Chapter 11 Cases. The DIP Facility provided that principal outstanding on the DIP Term Loan bears interest at an annual rate equal to LIBOR (subject to a minimum LIBOR floor of 1.5%) plus 12%.
On June 22, 2010, the Bankruptcy Court issued an order authorizing certain of the Debtors to enter into a new Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, Barclays Capital, as the sole arranger, Barclay and Bank, PLC, as the Administrative Agent and Collateral Agent and the lenders party thereto (the “New DIP Facility”).
The New DIP Facility, which closed on July 23, 2010, provides for an aggregate commitment of $400.0 million (the “New DIP Term Loan”), which was used to refinance the DIP Term Loan.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The New DIP Facility provides that principal outstanding on the New DIP Term Loan bears interest at an annual rate equal to 5.5% and matures at the earlier of May 16, 2011 or the effective date of a plan of reorganization of the remaining Debtors.
Subject to certain conditions precedent, the Company has the right to elect to repay all or a portion of the outstanding principal amount of the New DIP Term Loan, plus accrued and unpaid interest thereon by issuing common stock of GGP (“New GGP”) at the date of GGP’s emergence from bankruptcy to the lenders (the “Equity Conversion”). Any Equity Conversion will be limited to the lenders’ receipt of New GGP common stock equaling no more than (1) 8.0% of the New GGP common stock distributed in connection with the Debtors’ plan of reorganization, on a fully-diluted basis, or (2) 9.9% of the New GGP common stock actually distributed in connection with the plan of reorganization on the effective date of such plan, without giving effect to common stock held back for the payment of contingencies. The New DIP Credit Agreement contains customary covenants, representations and warranties, and events of default. The Plan provides for the repayment of the New DIP Term Loan in full, including accrued interest.
Through July 30, 2010, of the total 388 Debtors with approximately $21.83 billion of debt that filed for Chapter 11 protection, 260 Debtors owning 145 properties with $14.79 billion of secured mortgage loans filed consensual plans of reorganization and emerged from bankruptcy (the “Emerged Debtors”). The effectiveness of the plan of reorganization and emergence from bankruptcy of two additional Debtors (owning one property with $95.0 million of debt) is in the process of being finalized. Of the Emerged Debtors, 5 Debtors owning 4 properties emerged during the month of July 2010. During the six months ended June 30, 2010, 142 Debtors owning 91 properties with $10.05 billion of secured mortgage debt emerged from bankruptcy, while 113 Debtors owning 50 properties with $4.66 billion secured debt had emerged from bankruptcy as of December 31, 2009.
GGP, along with the other 126 Debtors still in bankruptcy (the “TopCo Debtors”), filed its plan of reorganization and accompanying disclosure statement (the “TopCo Plan”) on July 13, 2010 and its First Amended TopCo Plan and accompanying disclosure statement on August 2, 2010. The Bankruptcy Court has entered an order extending the Debtors’ exclusive period in which to file the TopCo Plan through October 18, 2010 and its exclusive period to solicit acceptances of the TopCo Plan through December 16, 2010.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial or registration statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors was, or continues to be, operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1 Debtor entities that have emerged from bankruptcy protection; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1 Debtors and the Remaining Debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of June 30, 2010 with respect to the Track 1 Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the Track 1 Plans) has not yet been determined. In such regard, during February 2010, payments commenced on the Track 1 Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Track 1 Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $319.0 million was recorded on such $10.05 billion of secured debt that emerged in the first and second quarters of 2010, with the resulting gain classified as a reorganization item. Additional gains are expected to be recorded in the remainder of 2010 with respect to mortgage loans and other debt related to the Remaining Debtors that have emerged or will emerge from bankruptcy in 2010.
Of the Emerged Debtors, we have identified 13 properties (the “Special Consideration Properties”) as underperforming retail assets. Pursuant to the terms of the agreements with the lenders for these properties, the Debtors have until two days following emergence of the TopCo Debtors to determine whether the collateral property for these loans should be deeded to the respective lender or the property should be retained with further modified loan terms. Prior to emergence of the TopCo Debtors, all cash produced by the property is under the control of respective lenders and we are required to pay any operating expense shortfall. In addition, prior to emergence of the TopCo Debtors, the respective lender can change the manager of the property or put the property in receivership and GGP has the right to deed the property to the lender. Generally accepted accounting principles state that an entity may choose to elect the fair value option for an eligible item only on the date of the event that requires Fair Value measurement. As each of the Special Consideration Properties emerged from Bankruptcy, we elected to measure and report the mortgages related these properties at Fair Value from the date of emergence because the Debtor entities of the Special Consideration Properties have the right to return the properties to the lenders in full satisfaction of the related debt. Accordingly, the Fair Value of the mortgage liability should not exceed the Fair Value of the underlying property.
Of the Special Consideration Properties, five of the properties had emerged as of December 31, 2009 for which we recorded a gain in reorganization items of $54.2 million for the year ended December 31, 2009, while the remaining eight properties emerged during the three months ended March 31, 2010 for which we recorded a gain in reorganization items of $69.3 million. Any subsequent changes in the Fair Value of the mortgages related these properties will be recorded in interest expense as these entities have emerged from Chapter 11 bankruptcy protection.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Combining condensed income statement and balance sheets have been presented as of June 30, 2010 with separate columns for the segregation of Debtors for which plans of reorganization have been approved (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). With respect to the Unconfirmed Entities, property management and other costs reflect reimbursements of costs allocated to the Post-Confirmation Entities. This presentation does not affect the presentation of other schedules as all original Debtors are included in this separate presentation where denoted. As of June 30, 2010, the Post-Confirmation Entities include 262 Debtors while the Unconfirmed Entities include 126 Debtors.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. Although the June 30, 2010 information contained in this Monthly Operating Report has been prepared in conjunction with procedures performed to prepare the Company’s second quarter financial information in accordance with GAAP and the rules and regulations of the SEC, such information is unaudited and the financial information contained in this Monthly Operating Report could be subject to changes and such changes could be material. In addition, for the month of June 2010, such quarter end adjustments and changes in estimates led to the reclassification of certain costs between confirmed and unconfirmed Debtors from the amounts previously recorded. Finally, with respect to the presentation of cumulative post-petition period activity, only normal recurring adjustments were made for the routine monthly closing of the Debtors’ books in the prior periods and certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have made for such purposes of this Monthly Operating Report. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010 (the “2010 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2010 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2010 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2010 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, the centralized cash management system was incorporated for the Track 1 Debtors that

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
emerged from bankruptcy into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On June 30, 2010, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $8.5 million. In addition, as of June 30, 2010, the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights was approximately $121.9 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
June 30, 2010
(In thousands)
Below-market ground leases	$180,942
Security and escrow deposits	98,282
Prepaid expenses	78,963
Real estate tax stabilization agreement	69,645
Receivables — finance leases and bonds	57,557
Special Improvement District receivable	48,765
Above-market tenant leases	19,806
Deferred tax, net of valuation allowances	7,933
Other	6,984

Total prepaid expenses and other assets	$568,877

The components of combined security and escrow deposits of the Debtors are summarized as follows:

All Debtors as of
June 30, 2010
(In thousands)
Utility and other security deposits	$30,973
Operating funds — restricted	24,841
Real estate tax escrows	9,468
Construction/major maintenance reserves	4,638
Collateralized letters of credit and other credit support	1,909
Other miscellaneous escrows	26,453

Total security and escrow deposits	$98,282

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at June 30, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

All Debtors as of
June 30, 2010
(In thousands)
Accrued interest	$495,268
Accounts payable and accrued expenses	379,215
Contingent purchase price liability	245,000
Uncertain tax position liabilities	217,556
Accrued payroll and other employee liabilities	169,608
Construction payable	78,197
Accrued real estate taxes	70,769
Deferred gains/income	70,110
Below-market tenant leases	47,007
Unapplied cash receipts	34,180
Accounts payable to affiliates	(95,030)
Other	150,538

Total accounts payable and accrued expenses	1,862,418
Less: amounts not subject to compromise	(1,117,165)

Total accounts payable and accrued expenses subject to compromise	$745,253

The following table summarizes the amounts of LSTC (see Note 2) at June 30, 2010:

(In thousands)
Mortgages and secured notes	$1,491,465
Unsecured notes	5,619,539
Accounts payable and accrued expenses	745,253

Total liabilities subject to compromise	$7,856,257

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors may consider the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the Track 1 Plans. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	June 30, 2010	June 30, 2010
	(In thousands)
Insider compensation	$800	$14,747
Public Company expense (1)	206	9,618
Travel, entertainment, insurance and other	(1,019)	36,254

Total general and administrative	$(13)	$60,619

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	June 30, 2010	June 30, 2010
	(In thousands)
Gains on liabilities subject to compromise — vendors (1)	$1,569	$15,403
Gains on liabilities subject to compromise — mortgage debt (2)	2,038	661,174
Interest income (3)	25	124
U.S. Trustee fees (4)	(275)	(6,830)
Restructuring costs — Chapter 11 Retained Professionals (5)	(10,609)	(158,104)
Restructuring costs — including other professional fees (6)	(31,185)	(356,276)

Total reorganization items	$(38,437)	$155,491

(1)	This amount includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. Such gains reflect agreements reached with certain critical vendors, which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Such gains include $38.0 million resulting from the write off of existing Fair Value of debt adjustments for the entities that emerged from bankruptcy for the post-petition period ended June 30, 2010.

(3)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(4)	Estimate of fees due remain subject to confirmation and review by the Office of the United States Trustee (“U.S. Trustee”).

(5)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(6)	Restructuring costs primarily include professional fees incurred related to the bankruptcy filings and; finance costs incurred by and the write off of unamortized deferred finance costs related to the Emerged Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended June 30, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$136,775	$(6)	136,769
Tenant recoveries	63,694	—	63,694
Overage rents	2,415	—	2,415
Land sales	53,643	—	53,643
Management fees and other corporate revenues	990	—	990
Other	5,421	—	5,421

Total revenues	262,938	(6)	262,932

Expenses:
Real estate taxes	19,958	—	19,958
Property maintenance costs	7,792	—	7,792
Marketing	1,737	—	1,737
Ground and other rents	1,183	—	1,183
Other property operating costs	35,767	1	35,768
Land sales operations	50,831	—	50,831
Provision for doubtful accounts	1,146	—	1,146
Property management and other costs	13,886	(6)	13,880
General and administrative	(13)	—	(13)
Provisions for impairment	19,736	—	19,736
Depreciation and amortization	48,947	—	48,947

Total expenses	200,970	(5)	200,965

Operating income (loss)	61,968	(1)	61,967

Interest (expense) income, net	(63,773)	—	(63,773)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(1,805)	(1)	(1,806)
Provision for income taxes	(11,410)	—	(11,410)
Equity in income of Real Estate Affiliates	3,689	18,332	22,021
Reorganization items	(38,437)	—	(38,437)

Net (loss) income	(47,963)	18,331	(29,632)
Allocation to noncontrolling interests	(1,439)	903	(536)

Net (loss) income attributable to common stockholders	$(49,402)	$19,234	$(30,168)

Basic and Diluted Earnings Per Share:	$(0.15)	$0.06	$(0.09)

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(49,402)	$19,234	$(30,168)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,727	—	1,727
Accrued pension adjustment	(103)	—	(103)

Foreign currency translation	(403)	(1)	(404)
Unrealized losses on available-for-sale securities	(3)	—	(3)

Other comprehensive income (loss), net	1,218	(1)	1,217

Comprehensive (loss) income attributable to common stockholders	$(48,184)	$19,233	$(28,951)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended June 30, 2010
			Combined All
	Debtors	Eliminations	Debtors
		(In thousands)
Assets:
Investment in real estate:
Land	$2,903,635	$—	$2,903,635
Buildings and equipment	18,862,591	—	18,862,591
Less accumulated depreciation	(3,980,702)	—	(3,980,702)
Developments in progress	399,830	(27,763)	372,067

Net property and equipment	18,185,354	(27,763)	18,157,591
Investment in and loans to/from Unconsolidated Real Estate Affiliates	603,231	(220,117)	383,114
Investment property and property held for development and sale	1,316,862	27,499	1,344,361
Investment in controlled non-debtor entities	15,593,108	(11,722,656)	3,870,452

Net investment in real estate	35,698,555	(11,943,037)	23,755,518
Cash and cash equivalents	486,217	14,593	500,810
Accounts and notes receivable, net	309,589	—	309,589
Goodwill	199,664	—	199,664
Deferred expenses, net	196,850	—	196,850
Prepaid expenses and other assets	900,718	(331,841)	568,877

Total assets	$37,791,593	$(12,260,285)	$25,531,308

Liabilities and Equity:
Mortgages, notes and loans payable	$14,215,723	$—	$14,215,723
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,552	—	32,552
Deferred tax liabilities	831,438	—	831,438
Accounts payable and accrued expenses	1,138,370	(21,205)	1,117,165

Total liabilities not subject to compromise	16,218,083	(21,205)	16,196,878
Liabilities subject to compromise	8,206,517	(350,260)	7,856,257

Total liabilities	24,424,600	(371,465)	24,053,135

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	97,851	—	97,851

Total redeemable noncontrolling interests	218,607	—	218,607

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,842,829 shares issued as of June 30, 2010	3,188	—	3,188
Additional paid-in capital	14,253,044	(10,481,877)	3,771,167
Retained earnings (accumulated deficit)	(1,046,517)	(1,406,942)	(2,453,459)
Accumulated other comprehensive loss	(674)	(1)	(675)
Less common stock in treasury, at cost, 1,449,939 shares as of June 30, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	13,132,289	(11,888,820)	1,243,469
Noncontrolling interests in consolidated real estate affiliates	16,097	—	16,097

Total equity	13,148,386	(11,888,820)	1,259,566

Total liabilities and equity	$37,791,593	$(12,260,285)	$25,531,308

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended June 30, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$15,797	$3,543	$973

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on June 18, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	June 30, 2010	June 30, 2010
	(In thousands)
Federal and state income taxes	$4,114	$223

State and local taxes:
Property *	70,769	15,683
Sales and use	1,543	1,250
Franchise	947	158
Other	755	15

Total state and local taxes	74,014	17,106

Total taxes	$78,128	$17,329

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2010	June 30, 2010
	(In thousands)
1551 Hillshire Drive	$—	$9
Ala Moana Ctr	3,088	—
Ala Moana Pacific	—	—
Ala Moana Plaza	—	—
Ala Moana Tower	—	—
Alameda Plaza	94	86
Animas Valley	117	—
Apache Mall	—	—
Arizona Center	68	—
Arizona Center Cinem	18	—
Arizona Center Off	35	—
Arizona Center One	224	—
Arizona Center Other	—	—
Arizona Center Parki	71	—
Arizona Center Two	291	—
Arizona Ctr Garden Off	18	—
Arizona Ctr W Prkng Lot	—	—
Augusta Anchor Acq	178	—
Augusta Mall	363	—
Austin Bluffs	28	26
Austin Mall Ltd Part.	—	—
Bailey Hills Village	—	—
Baskin Robbins	3	3
Bay City	—	—
Bayshore	—	—
Beachwood Place	1,981	1,905
Bellis Fair	26	—
Birchwood	382	—
Boise Towne Plaza	118	114
Boise Towne Square	1,011	41
Boise Twne Squ Anch Acq	43	—
Brass Mill Center	—	—
Brass Mill Commons	—	—
Burlington Town Ctr	—	147
Burlington Town Offi	—	26
Cache Valley Mall	128	—
Cache Valley Marktpl	56	—
Calendonian Holding	—	—
Canyon Point	—	—
Capital	149	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2010	June 30, 2010
	(In thousands)
Century	53	—
Chapel Hills	608	591
Chico Mall	—	—
Chula Vista	—	—
Collin Creek	939	—
Collin Creek-Dillards	—	—
Colony Square	195	190
Columbia Mall (MO)	269	—
Columbiana	752	—
Coronado Center	395	—
Corporate Pointe #2	—	—
Corporate Pointe #3	—	—
Cottonwood Mall	146	—
Cottonwood Square	21	—
Country Hills Plaza	69	—
Crossing Bus Ctr #6	—	—
Crossing Bus Ctr #7	—	—
Crossroads Ctr (MN)	—	—
Deerbrook	649	—
Deerbrook Mall Anchor Acq	35	—
Division Crossing	—	—
Eagle Ridge	271	—
Eastridge (CA)	—	—
Eastridge Mall (WY)	132	—
Eastridge Shopping Center LLC	—	—
Eden Prairie	—	—
Faneuil Hall Marketplc	—	—
Fashion Place	618	—
Fashion Place Anchor Acq	46	—
Fashion Show	—	—
Foothills Mall	464	—
Foothills Mall	—	562
Fort Union	34	—
Four Seasons Town Ctr	861	—
Fox River	1,460	—
Fremont Plaza	—	—
Gateway	—	—
Gateway Crossing	100	—
Gateway Overlook	—	—
GGPLP-Shared	1,153	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2010	June 30, 2010
	(In thousands)
Glenbrook Sq Anchor Acq	197	—
Glenbrook Square	4,604	—
Grand Teton Mall	422	409
Grand Teton Plaza	93	87
Grand Traverse	313	—
Greengate Mall, Inc	—	—
Greenwood	244	—
Harborplace	—	—
Hulen Mall	1,053	—
Jordan Creek Town Ctr	4,336	—
Kendall Town Center	369	—
Knollwood	—	—
Lakemoor	—	—
Lakeside Mall	—	—
Lakeview Square	435	—
Landmark	—	264
Lansing Mall	600	—
Lincolnshire Commons	438	—
Lockport	—	—
Lynnhaven Mall	—	—
Mall Bluffs	1,673	—
Mall of Louisiana	617	—
Mall of Louisiana Pwr Ctr	77	—
Mall St Vincent	312	—
Mall St. Matthews	392	—
Market Place	1,700	—
Mayfair	2,310	—
Mayfair Bank	160	—
Mayfair Mall LLC	—	1,846
Mayfair North	167	—
Mayfair Prof	64	—
Mayfair-Aurora Hlth CtrSht	152	—
Moreno	14	—
New Orleans Riverwalk, Ltd	—	—
Newgate	372	—
Newgate Mall Land	—	—
Newpark	—	—
NewPark Mall Anchor Acq	—	—
North Plains Mall	31	—
North Point	1,228	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2010	June 30, 2010
	(In thousands)
North Star Mall	1,948	1,907
North Star Mall Anch Acq	176	—
North Temple Shops	—	—
North Town Mall	—	—
Northgate	330	—
Northridge	—	—
Oakwood Mall (WI)	1,221	—
Oakwood Center (LA)	229	—
Oglethorpe	34	218
Orem Plaza Ctr St	37	—
Orem Plaza State St	18	—
Other Hughes Properties	—	—
Oviedo Marketplace	337	—
Owings Mills Mall	—	—
Owings Mills Off Alloc	—	—
Oxmoor Center	376	—
Park City	—	—
Park Meadows	—	—
Park Place	629	—
Park West	558	—
Parking Lot-932	—	—
PDC Holding LLC	—	—
Peachtree Mall	740	—
Pecanland Mall	323	—
Pecanland Mall Anchor Acq	26	—
Piedmont	—	—
Pierre Bossier	117	—
Pine Ridge Mall	237	216
Pioneer Place	—	—
Plaza 9400	76	—
Providence Place	—	—
Provo Plaza	22	—
PTC Motels	—	—
Rascap Realty, Ltd	—	—
Red Cliffs Mall	107	—
Red Cliffs Plaza	30	—
Redlands Promenade	—	—
Regency	681	—
Retail at Residential	(289)	—
Ridgedale Center	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2010	June 30, 2010
	(In thousands)
Ridgely Building	—	—
Rio West	106	—
River Falls	796	—
River Hills	1,518	—
River Pointe Plaza	49	—
Riverlands	30	—
Riverside Plaza	78	—
Rivertown	1,162	—
Riverwalk Marketplace-	—	—
Rogue Valley Mall	—	—
Rouse Arizona Center LLC	—	—
Rouse Si Shopping Ctr (Si)	—	5,223
S St. Marketplace Theater	168	—
Saint Louis Galleria	1,993	—
Saint Louis Galleria Anch	40	—
Salem Center	—	—
Seaport Marketplace, Inc	—	—
Sikes Senter	663	—
Silver Lake Mall	105	105
Sooner	206	—
Southlake	562	—
Southland Center	—	—
Southland Mall	—	—
SouthShore	—	—
Southwest Off l	85	—
Southwest Off ll	27	—
Southwest Plaza	1,174	—
Southwest Plaza LLC	—	1,240
Spring Hill	2,178	—
Steeplegate	—	410
Stonestown Galleria	—	—
The Bridges @ Mint Hill	10	—
The Commons Foothills	16	—
The Crossroads (MI)	655	—
The Gallery Harbor-Gar	438	—
The Gallery Harborplace	—	—
The Grand Canal	161	—
The Hughes Corp	—	—
The Maine Mall	—	—
The Mall @ Sierra Vista	224	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2010	June 30, 2010
	(In thousands)
The Pines	148	—
The Plaza Foothills	38	—
The Shoppes @ Palazzo	75	—
The Shoppes at Detroit Gwy	—	—
The Shops @ Summerlin Ctre	162	—
The Shops Fallen Timbers	1,829	—
The Shops Foothills	61	—
The Village Cr Keys Off	—	—
The Village Cross Keys	—	—
The Village of Redlands	—	—
The Woodlands Anch Acq	52	—
Town East	1,836	—
Tucson 4646 Outparcel	15	—
Tucson 4848 Outparcel	20	—
Tucson Anc Acq	31	—
Tucson Mall	436	—
Twin Falls Crossing	17	17
Tysons Galleria	1,253	—
University Crossing	125	—
Valley Hills	728	—
Village-Jordan Creek	1,139	—
Visalia Mall	—	—
Vista Commons	—	—
Vista Ridge	941	—
Ward Entertainment Ctr-	—	—
Ward Gateway Ctr	—	—
Ward Gateway-Industrial-Villag	—	—
Ward Industrial Ctr	—	—
Ward Plaza	—	—
Ward Village	—	—
Ward Village Shops	—	—
Ward Warehouse	—	—
Washington Park	84	—
West Valley	—	—
Westwood	130	—
White Marsh LP Share	—	—
White Marsh Mall	—	—
White Mountain Mall	56	—
Willowbrook (NJ)	112	—
Woodbridge Center	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2010	June 30, 2010
	(In thousands)
Woodlands	768	—
Woodlands	61	—
Woodlands Village	55	—
Yellowstone Square	57	41

	$70,769	$15,683

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$893
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	3
Lockport L.L.C.	09-11966	6
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	735
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	142
GGP-Grandville L.L.C.	09-11971	1,350
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	48
La Place Shopping, L.P.	09-11974	16
GGP-Tucson Land L.L.C.	09-11975	5
Tucson Anchor Acquisition, LLC	09-11976	137
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	50,753
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	13
Rouse Company LP, The	09-11983	121
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	384
Alameda Mall Associates	09-11986	861
Bay Shore Mall Partners	09-11987	513
Chico Mall, L.P.	09-11988	117
Lansing Mall Limited Partnership	09-11989	529
GGP-Pecanland, L.P.	09-11990	525
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	641
South Shore Partners, L.P.	09-11993	23
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	474
New Orleans Riverwalk Associates	09-11998	366
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	484
White Marsh Mall Associates	09-12001	484
White Marsh Phase II Associates	09-12002	484

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
Parke West, LLC	09-12003	114
GGP-Newpark L.L.C.	09-12004	—
Elk Grove Town Center, L.P.	09-12005	2,992
Baltimore Center Associates Limited Partnership	09-12006	936
Baltimore Center Garage Limited Partnership	09-12007	328
Century Plaza L.L.C.	09-12008	44
Harbor Place Associates Limited Partnership	09-12009	797
Price Development Company, Limited Partnership	09-12010	235
Rouse-Phoenix Theatre Limited Partnership	09-12011	4
Rouse-Arizona Retail Center Limited Partnership	09-12012	389
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	347
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,434
NewPark Anchor Acquisition, LLC	09-12019	6
Parkview Office Building Limited Partnership	09-12020	200
Parkside Limited Partnership	09-12021	237
Park Square Limited Partnership	09-12022	35
Rouse SI Shopping Center, LLC	09-12023	7,876
Augusta Mall, LLC	09-12024	1,434
Burlington Town Center LLC, The	09-12025	533
Fashion Show Mall LLC	09-12026	802
GGP Ala Moana L.L.C.	09-12027	12,066
GGP Jordan Creek L.L.C.	09-12028	1,500
GGP Village at Jordan Creek L.L.C.	09-12029	27
GGP-Four Seasons L.L.C.	09-12030	1,470
Lincolnshire Commons, LLC	09-12031	208
Phase II Mall Subsidiary, LLC	09-12032	1,308
St. Cloud Mall L.L.C.	09-12033	651
Valley Hills Mall L.L.C.	09-12034	592
GGP Holding, Inc.	09-12035	214
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	180
10190 Covington Cross, LLC	09-12041	41
1120/1140 Town Center Drive, LLC	09-12042	145
1160/1180 Town Center Drive, LLC	09-12043	125
1201-1281 Town Center Drive, LLC	09-12044	31

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	19
1451 Center Crossing Drive, LLC	09-12047	9
1551 Hillshire Drive, LLC	09-12048	127
1635 Village Centre Circle, LLC	09-12049	19
1645 Village Center Circle, LLC	09-12050	20
9901-9921 Covington Cross, LLC	09-12051	16
9950-9980 Covington Cross, LLC	09-12052	15
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	282
Arizona Center Parking, LLC	09-12055	23
Augusta Mall Anchor Acquisition, LLC	09-12056	18
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	1,286
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	181
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	3,768
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	186
Boise Mall, LLC	09-12071	1,013
Boise Town Square Anchor Acquisition, LLC	09-12072	—
Boise Towne Plaza L.L.C.	09-12073	185
Boulevard Associates	09-12074	1,192
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	38
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	875
Chapel Hills Mall L.L.C.	09-12082	869
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	144
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	946
Colony Square Mall L.L.C.	09-12088	304
Columbia Mall L.L.C.	09-12089	826
Coronado Center L.L.C.	09-12090	1,448
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	6
Country Hills Plaza, LLC	09-12093	21
Deerbrook Mall, LLC	09-12094	894
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	242
Eastridge Shopping Center L.L.C.	09-12098	1,500
Eden Prairie Anchor Building L.L.C.	09-12099	—
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	864
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	743
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	122
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,423
Fashion Place, LLC	09-12109	1,437
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,787
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	97
Gateway Overlook Business Trust	09-12117	565
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	—
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	3
GGP Kapiolani Development L.L.C.	09-12127	65
GGP Knollwood Mall, LP	09-12128	289
GGP Natick Residence LLC	09-12129	239
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	48
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,631
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	771
GGP-Glenbrook L.L.C.	09-12138	1,266
GGP-Glenbrook Holding L.L.C.	09-12139	10
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,456
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	495
GGP-Newgate Mall, LLC	09-12148	433
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,640
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	1,008
GGP-Tucson Mall L.L.C.	09-12155	1,436
GGP-UC L.L.C.	09-12156	104
Grand Canal Shops II, LLC	09-12157	4,216
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	190
Hocker Oxmoor, LLC	09-12166	812
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	50
Howard Hughes Corporation, The	09-12169	575
Howard Hughes Properties, Inc.	09-12170	2,092
Howard Hughes Properties, Limited Partnership	09-12171	27
Howard Hughes Properties IV, LLC	09-12172	6
Howard Hughes Properties V, LLC	09-12173	94
HRD Parking, Inc.	09-12174	7
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	1,099
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,485
Lakeview Square Limited Partnership	09-12183	200
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	567
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	2,572
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	12
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	107
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	148
Mayfair Mall, LLC	09-12198	2,979
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,099
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	21
North Star Anchor Acquisition, LLC	09-12206	—
North Star Mall, LLC	09-12207	4,477
North Town Mall, LLC	09-12208	286
Northgate Mall L.L.C.	09-12209	126
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	139
Oglethorpe Mall L.L.C.	09-12212	1,244
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	306
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,514
PDC Community Centers L.L.C.	09-12220	412
PDC-Eastridge Mall L.L.C.	09-12221	419
PDC-Red Cliffs Mall L.L.C.	09-12222	197
Peachtree Mall L.L.C.	09-12223	786
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	259
Pierre Bossier Mall, LLC	09-12226	158
Pine Ridge Mall L.L.C.	09-12227	472
Pioneer Office Limited Partnership	09-12228	200
Pioneer Place Limited Partnership	09-12229	294
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	921
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	1,389
Rio West L.L.C.	09-12238	147
River Falls Mall, LLC	09-12239	38
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	654
Rogue Valley Mall L.L.C.	09-12242	499
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	2,932
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	1
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	214
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	133
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	1,112
Saint Louis Galleria L.L.C.	09-12266	1,855
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	2,206
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	77
Sikes Senter, LLC	09-12270	617
Silver Lake Mall, LLC	09-12271	161
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	509
Southlake Mall L.L.C.	09-12274	936
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	1,505
Spring Hill Mall L.L.C.	09-12279	198
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,744
Summerlin Centre, LLC	09-12284	1,527

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	182
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	1,404
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	688
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	101
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,867
U.K.-American Properties, Inc.	09-12298	1,348
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	—
VCK Business Trust	09-12301	413
Victoria Ward Center L.L.C.	09-12302	159
Victoria Ward Entertainment Center L.L.C.	09-12303	111
Victoria Ward, Limited	09-12304	1,547
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	57
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	19
Visalia Mall, L.P.	09-12309	416
Vista Ridge Mall, LLC	09-12310	1,233
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	169
Ward Plaza-Warehouse, LLC	09-12313	208
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	669
Westwood Mall, LLC	09-12316	119
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	50
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	1,657
Woodbridge Center Property, LLC	09-12322	1,725
Woodlands Mall Associates, LLC, The	09-12323	1,886
10000 Covington Cross, LLC	09-12324	2

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	June 30, 2010
		(In thousands)
10 CCC Business Trust	09-12457	26
20 CCC Business Trust	09-12458	30
30 CCC Business Trust	09-12459	175
Capital Mall L.L.C.	09-12462	309
GGP-Columbiana Trust	09-12464	157
GGP-Gateway Mall L.L.C.	09-12467	577
Grand Traverse Mall Partners, LP	09-12469	223
Greenwood Mall L.L.C.	09-12471	729
Kalamazoo Mall L.L.C.	09-12472	585
Lancaster Trust	09-12473	1,254
Mondawmin Business Trust	09-12474	411
Running Brook Business Trust	09-12475	2
Town Center East Business Trust	09-12476	54
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$201,397

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

June 30, 2010
(In thousands)
Current	$(27,682)
31 - 60 days	6,438
61 - 90 days	3,456
91 - 120 days	1,067
Over 120 days	42,888

Gross Amount	$26,167

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	Month Ended June 30	June 30 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	1/13/2017	6.99%	8,183	48
Ala Moana A1	6/30/2018	5.68%	1,178,027	5,500
Ala Moana A2	6/30/2018	5.60%	297,665	1,370
Augusta Mall	11/10/2017	5.56%	173,889	795
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,503	73
Bay City	12/2/2013	5.38%	23,581	104
Bayshore	8/31/2016	7.13%	30,321	180
Beachwood Place	10/7/2017	5.68%	235,872	1,101
Bellis Fair	2/14/2018	7.34%	59,325	363
Boise Towne Plaza	7/9/2015	4.76%	10,645	42
Boise Towne Square	8/11/2017	6.73%	69,146	383
Brass Mill	4/10/2016	4.61%	119,189	452
Burlington	7/1/2015	5.10%	25,819	108
Burlington 2 (*)	7/1/2010	6.39%	5,500	29
Capital	10/1/2014	7.38%	19,889	121
Chapel Hills	10/11/2010	5.10%	113,274	475
Chico Mall	2/11/2009	4.80%	55,913	220
Collin Creek Mall	7/9/2016	6.87%	65,580	370
Columbia Mall (MO)	5/3/2017	6.13%	89,567	451
Coronado	12/6/2016	5.15%	165,270	699
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.92%	4,440	25
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.92%	4,440	25
Country Hills	6/1/2016	6.12%	13,305	67
Crossroads Center (MN)	1/30/2014	4.79%	82,329	324
Deerbrook	1/1/2014	3.51%	70,558	203
Eagle Ridge	10/12/2015	5.49%	46,726	210
Eastridge (CA) Note A	8/31/2017	6.00%	132,840	655
Eastridge (CA) Note B	8/31/2017	5.39%	36,297	161
Eastridge (WY )	12/4/2016	5.15%	38,315	162
Eden Prairie	9/30/2014	4.73%	77,895	303
Fallbrook	1/3/2018	6.22%	84,598	433
Faneuil Hall	9/30/2016	5.65%	92,425	429
Fashion Place	4/5/2014	5.38%	141,647	626
Four Seasons	6/11/2017	5.68%	97,266	454
Fox River	9/3/2016	6.04%	193,603	962
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	8.00%	63,405	434
Gateway	10/1/2014	7.38%	38,979	236
Gateway Overlook	8/30/2016	5.86%	54,720	263
Glenbrook	12/30/2016	4.98%	173,449	710
Grand Canal Shoppes	5/1/2014	4.85%	384,495	1,532
Grand Traverse	10/1/2012	5.09%	83,541	349
Greenwood	10/1/2014	7.38%	43,762	265
Harborplace	4/5/2016	5.87%	49,702	240
Homart I (*)	2/28/2013	6.03%	245,115	1,215
Hulen Mall	6/7/2015	5.10%	110,556	463
Ivanhoe Capital (*)	12/3/2012	5.82%	93,713	448
Jordan Creek	3/2/2014	4.63%	181,286	690
JP Comm Jr. Gateway Crossing	1/7/2014	4.76%	14,848	58
JP Comm Jr. Univ. Crossing	1/7/2014	4.76%	11,085	43
JP Comm Sr. Austin Bluffs	1/1/2014	4.46%	2,200	8
JP Comm Sr. Division Crossing	1/1/2014	4.46%	5,071	19
JP Comm Sr. Fort Union	1/1/2014	4.46%	2,647	10
JP Comm Sr. Halsey Crossing	1/1/2014	4.46%	2,482	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.46%	2,366	9
JP Comm Sr. Orem Plaza State St	1/1/2014	4.46%	1,464	5
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.46%	3,664	13
JP Comm Sr. Riverside Plaza	1/1/2014	4.46%	5,244	19
JP Comm Sr. Woodlands Village	1/1/2014	4.46%	6,700	25
Knollwood	10/10/2017	5.43%	39,165	175
Lakeside Mall	6/1/2016	4.34%	175,852	627
Lakeview Square	3/1/2016	5.89%	40,618	197
Lansing I	1/1/2014	9.48%	22,780	175
Lincolnshire Commons	9/30/2016	6.06%	27,863	139
Lynnhaven	7/6/2015	5.12%	232,043	977
Maine	12/10/2016	4.90%	211,585	853
Mall of Louisiana Mezz (*)	9/30/2017	6.49%	60,022	320

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	Month Ended June 30	June 30 (b)
			(Dollars in thousands)
Mall of Louisiana Note A	9/30/2017	6.49%	116,575	531
Mall of Louisiana Note B	9/30/2017	6.49%	53,569	264
Mall St Matthews Ltd Partnership	1/1/2014	4.87%	141,308	566
Mall St Vincent	7/7/2014	6.39%	49,000	257
Market Place	5/3/2017	6.13%	105,490	532
Moreno Valley	9/11/2013	6.04%	86,171	428
Newgate	4/1/2014	4.91%	39,992	161
Newpark	8/2/2014	7.55%	66,854	415
North Point	2/29/2016	5.56%	211,716	967
North Star	1/4/2015	4.49%	226,968	838
Northgate	9/1/2016	5.97%	44,332	217
Northridge Fashion	12/30/2014	7.24%	123,615	746
Oglethorpe	7/2/2015	4.96%	138,343	564
Oviedo	5/7/2012	5.19%	50,813	216
Oxmoor	12/2/2016	6.95%	55,912	319
Park City Note A	4/1/2014	4.80%	117,055	462
Park City Note B	4/1/2014	7.19%	28,724	170
Park Place	1/11/2015	5.22%	172,563	741
Peachtree	6/1/2015	5.15%	87,719	371
Pecanland	1/1/2014	4.34%	55,696	198
Piedmont	9/6/2016	6.06%	33,361	166
Pine Ridge	12/4/2016	5.15%	25,833	109
Prince Kuhio	1/1/2014	3.50%	36,647	105
Providence Place 2	3/11/2015	5.09%	248,134	1,039
Providence Place 3 (*)	3/11/2015	5.19%	52,256	223
Providence Place 4 (*)	3/11/2015	6.02%	34,299	170
Providence Place Pilot A1	7/1/2016	7.75%	22,338	144
Providence Place Pilot A2	6/30/2028	7.75%	23,116	149
Red Cliffs	12/4/2016	5.15%	24,553	104
Regency Square	7/1/2015	3.64%	90,982	272
Ridgedale	9/30/2016	4.93%	174,287	706
River Hills	1/3/2018	6.22%	79,622	407
RiverTown Junior Loan (*)	12/30/2014	8.36%	15,515	108
RiverTown Senior Loan	12/30/2014	7.29%	99,874	607
Rogue Valley	7/1/2014	7.96%	25,862	169
Sikes Senter	6/1/2017	5.27%	60,126	261
Sooner Fashion	1/3/2018	6.22%	59,716	305
Southlake	12/1/2019	6.53%	99,555	534
Southland	1/1/2014	3.67%	78,827	238
Southland (RSE)	3/5/2010	5.04%	106,599	441
St. Louis Galleria	1/3/2017	4.92%	232,289	940
Staten Island 1	10/1/2015	5.16%	84,706	354
Staten Island 2	10/1/2015	8.26%	68,130	456
Staten Island 3	10/1/2015	5.61%	124,596	582
Steeplegate Note A	8/1/2014	4.81%	61,842	245
Steeplegate Note B	8/1/2014	5.86%	14,283	69
Stonestown Note A	9/1/2017	5.93%	155,306	757
Stonestown Note B	9/1/2017	5.73%	59,881	282
The Boulevard	7/1/2018	4.33%	104,717	373
The Crossroads (MI)	1/1/2014	7.50%	38,877	240
The Woodlands Note A	6/12/2016	6.00%	183,924	906
The Woodlands Note B	6/12/2016	6.00%	54,680	269
Three Rivers	12/4/2016	5.15%	21,032	89
Town East	1/1/2014	3.51%	102,113	295
Tucson Mall	1/1/2014	4.32%	114,084	405
Tucson Mall — Hyper Am	1/1/2014	4.32%	3,901	14
Tysons Galleria — Note A	9/11/2017	5.76%	222,137	1,052
Tysons Galleria — Note B	9/11/2017	6.08%	31,320	157
Valley Hills	3/4/2016	4.79%	55,480	219
Valley Plaza	1/10/2016	3.95%	92,542	301
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.69%	87,952	411
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.60%	68,500	315
Village of Cross Keys	1/1/2014	7.04%	9,497	56
Visalia	1/1/2014	3.83%	39,882	126
Vista Ridge	4/10/2016	6.87%	78,449	449
Ward Centre & Ward Entertainment	1/1/2014	4.39%	56,868	205
Washington Park	3/31/2016	5.43%	11,837	53
West Valley	1/1/2014	3.48%	54,021	154
White Marsh	9/1/2017	5.62%	186,397	873

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	Month Ended June 30		June 30 (b)
			(Dollars in thousands)
Willowbrook Mall	6/30/2016	6.92%	155,259		883
Woodbridge Corporation	6/1/2014	4.30%	202,773		717
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	2/24/2010	1.58%	1,550,000		5,141
Public Indenture — Company Debt (*)	3/16/2009	3.63%	400,000		2,400
Public Indenture — Senior Bond (*)	11/26/2013	5.38%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	4/30/2009	8.00%	350,000		1,568
Public Indenture Senior Note (*)	5/1/2013	6.75%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,226,228		72,642

Secured Asset Loans:
Bank Note — Animas Valley	7/11/2016	3.60%	44,904		133
Bank Note — Birchwood Mall	7/11/2016	3.60%	48,493		144
Bank Note — Cache Valley	7/11/2016	3.60%	29,580		88
Bank Note — Colony Square	7/11/2016	3.60%	29,155		86
Bank Note — Columbiana	7/11/2016	3.60%	107,270		318
Bank Note — Fallen Timbers	7/11/2016	3.60%	48,563		144
Bank Note — Foothills	7/11/2016	3.60%	39,975		118
Bank Note — Grand Teton	7/11/2016	3.60%	52,429		155
Bank Note — Mall at Sierra Vista	7/11/2016	3.60%	24,115		71
Bank Note — Mall of the Bluffs	7/11/2016	3.60%	26,775		79
Bank Note — Mayfair	7/11/2016	3.60%	306,997		909
Bank Note — Mondawmin	7/11/2016	3.60%	74,982		222
Bank Note — North Plains	7/11/2016	3.60%	13,600		40
Bank Note — North Town Mall	7/11/2016	3.60%	92,559		274
Bank Note — Oakwood	7/11/2016	3.60%	84,319		250
Bank Note — Owings Mills	7/11/2016	3.60%	25,035		74
Bank Note — Pierre Bossiere	7/11/2016	3.60%	42,825		127
Bank Note — Pioneer Place	7/11/2016	3.60%	163,068		483
Bank Note — Salem Center	7/11/2016	3.60%	38,667		115
Bank Note — Silver Lake Mall	7/11/2016	3.60%	13,515		40
Bank Note — Southwest Plaza	7/11/2016	3.60%	109,931		326
Bank Note — Spring Hill	7/11/2016	3.60%	54,370		161
Bank Note — Westwood Mall	7/11/2016	3.60%	27,923		83
Bank Note — White Mountain	7/11/2016	3.60%	10,950		32
Fashion Show	5/5/2017	3.35%	644,830		1,776
Oakwood Center	6/1/2014	3.60%	95,000		281
Palazzo	5/5/2017	3.35%	249,202		686
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.69%	$400,000		4,500
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.58%	590,000		764
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.58%	1,987,500		2,574
TRUPS (*)(d)	4/30/2036	1.80%	206,200		305

Variable Rate Debt			5,682,732		15,358

Total Debt — All Debtors			21,908,960	(e)	88,000

(a)	Reflects the variable contract rate as of June 30, 2010

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	June 30, 2010	June 30, 2010	June 30, 2010	June 30, 2010
	(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$—	$774	$14,495	$9,962
AlixPartners, LLP	1,904	2,371	21,074	13,517
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	—	—	2,012	1,278
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	1,677	39	3,542	1,662
Deloitte & Touche LLP	—	—	5,184	2,336
Deloitte Tax LLP	—	—	742	422
Epiq Solutions	—	—	18	15
Ernst & Young LLP	—	16	1,099	735
FTI Consulting	—	166	3,484	2,376
Grant Thornton	—	—	26	16
Halperin Battaglia Raicht LLP	6	20	235	168
Hewitt Associates	—	—	586	—
Houlihan Lokey	488	237	12,031	2,616
Hughes Hubbard & Reed LLP	—	39	310	132
Jenner & Block	—	43	1,702	1,206
Kirkland & Ellis LLP (1)	—	1,452	26,093	17,376
KPMG LLP	—	—	70	60
Kurtzman Carson Consultants LLC	—	417	4,984	4,670
Miller Buckfire & Co LLC (1)	552	305	18,489	5,935
PricewaterhouseCoopers	78	2	288	98
Saul Ewing LLP	628	340	3,320	1,673
Silverstein & Pomerantz LLP	—	—	—	—
UBS Securities	2,515	—	8,944	—
Weil, Gotshal & Manges LLP (1)	2,830	5,047	42,318	24,221
Weitzman Group	88	—	88	—

Total	$10,766	$11,268	$171,163	$90,499

Professional Fees Summary (See Note 7)
Restructuring costs	$10,609	$11,114	$158,104	$83,519
General & administrative	157	43	10,722	3,132
Other(2)	—	111	2,337	3,848

Total	$10,766	$11,268	$171,163	$90,499

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3 million, $0.6 million, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED JUNE 30, 2010

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
Mall of the Bluffs, LLC	Vacant Parcel, Council Bluffs, Iowa	Vacant Parcel Sale (4.97 acres) 06/25/10	City of Council Bluffs, Iowa	$68
GGP Natick Residence LLC	Condominium Unit #809 Natick, MA	Condominium Unit Sale 06/02/10	Daniel and Kathy Goodman	$379
GGP Natick Residence LLC	Condominium Unit #1042 Natick, MA	Condominium Unit Sale 06/04/10	Vijaya and Narayana Swamy	$479
GGP Natick Residence LLC	Condominium Unit #209 Natick, MA	Condominium Unit Sale 06/04/10	Melissa Bateman	$339
GGP Natick Residence LLC	Condominium Unit #413 Natick, MA	Condominium Unit Sale 06/01/10	Richard and Ellen Blocker	$440
GGP Natick Residence LLC	Condominium Unit #511 Natick, MA	Condominium Unit Sale 06/04/10	Joon-Seok Oh	$374
GGP Natick Residence LLC	Condominium Unit #1013 Natick, MA	Condominium Unit Sale 06/11/10	John Horne	$520
GGP Natick Residence LLC	Condominium Unit #309 Natick, MA	Condominium Unit Sale 06/16/10	David Zizik and Karen Baker	$392
GGP Natick Residence LLC	Condominium Unit #725 Natick, MA	Condominium Unit Sale 06/18/10	Tania Gonzalez	$425
GGP Natick Residence LLC	Condominium Unit #145 Natick, MA	Condominium Unit Sale 06/18/10	Frances Jimenez and Praveen Kumar	$300
GGP Natick Residence LLC	Condominium Unit #247 Natick, MA	Condominium Unit Sale 06/25/10	Kourosh Hessamfar, et al.	$280
GGP Natick Residence LLC	Condominium Unit #728 Natick, MA	Condominium Unit Sale 06/23/10	Abdelouahed Soufiane	$395
GGP Natick Residence LLC	Condominium Unit #723 Natick, MA	Condominium Unit Sale 06/25/10	Vincent Lee	$389
GGP Natick Residence LLC	Condominium Unit #441 Natick, MA	Condominium Unit Sale 06/28/10	Khodarahm Khodarahmi	$551
GGP Natick Residence LLC	Condominium Unit #707 Natick, MA	Condominium Unit Sale 06/28/10	Zhaoqing Zhou	$403
GGP Natick Residence LLC	Condominium Unit #825 Natick, MA	Condominium Unit Sale 06/30/10	Alicia Frascione	$442
GGP Natick Residence LLC	Condominium Unit #621 Natick, MA	Condominium Unit Sale 06/29/10	Steven Liberfarb, et al.	$432

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: June 30, 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $7.8 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $3.2 million.

(3)	As previously described in Note 6 of the May 2009 MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009. On June 22, 2010, the Bankruptcy Court issued an order authorizing certain Debtors to enter into the New DIP Facility which closed on July 23, 2010.